UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 31, 2013

SCBT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 31, 2013, SCBT Financial Corporation (“SCBT”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2012, along with certain other financial information.  A copy of SCBT’s press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Cautionary Note Regarding Any Forward-Looking Statements

Statements included in this press release which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions.  SCBT Financial Corporation (“SCBT”) cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results.  Such risks and uncertainties, include, among others, the following possibilities: (1) credit risk associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (2) interest risk involving the effect of a change in interest rates on both the bank’s earnings and the market value of the portfolio equity; (3) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (4) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (5) transaction risk arising from problems with service or product delivery; (6) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (7) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (8) reputation risk that adversely affects earnings or capital arising from negative public opinion; (9) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (10) economic downturn risk resulting in deterioration in the credit markets; (11) greater than expected noninterest expenses; (12) excessive loan losses; (13) failure to realize synergies and other financial benefits from, and to limit liabilities associates with, mergers and acquisitions, including mergers with Peoples Bancorporation (“Peoples”) and The Savannah Bancorp, Inc. (“Savannah”), within the expected time frame; (14) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the integration of  Peoples and Savannah, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (15) inability to identify and successfully negotiate and complete additional combinations with potential merger or acquisition partners or to successfully integrate such businesses into SCBT, including the ability to realize the benefits and cost savings from, and limit any unexpected liabilities associated with, any such business combinations; (16) the risks of fluctuations in market prices for SCBT stock that may or may not reflect economic condition or performance of SCBT; (17) the payment of dividends on SCBT is subject to regulatory supervision as well as the discretion of the SCBT board of directors; (18) risks and uncertainties disclosed  in the section titled “Risk Factors” in the SCBT Annual Report on Form 10-K or disclosed in other reports filed from time to time by SCBT  with the SEC; and (19) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by SCBT in connection with announcement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date: January 31, 2013	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President,
Chief Financial Officer and
Chief Operating Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by SCBT in connection with announcement